March 13, 2019

DREYFUS GROWTH AND INCOME FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

John C. Bailer, Leigh N. Todd and David S. Intoppa are the fund's primary portfolio managers. Mr. Bailer has been a primary portfolio manager of the fund since September 2008. Ms. Todd and Mr. Intoppa have been primary portfolio managers of the fund since December 2015. Mr. Bailer is an executive vice president and senior portfolio manager at Mellon Investments Corporation (Mellon), an affiliate of Dreyfus. Ms. Todd is a managing director and senior research analyst at Mellon. Mr. Intoppa is a director and senior research analyst at Mellon. Ms. Todd and Messrs. Bailer and Intoppa also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

John C. Bailer, Leigh N. Todd and David S. Intoppa are the fund's primary portfolio managers. Mr. Bailer has been a primary portfolio manager of the fund since September 2008. Ms. Todd and Mr. Intoppa have been primary portfolio managers of the fund since December 2015. Ms. Todd and Messrs. Bailer and Intoppa are employees of Dreyfus and Mellon Investments Corporation, and are jointly and primarily responsible for the day-to-day management of the fund's portfolio. Mr. Bailer is an executive vice president and senior portfolio manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1992, and by Dreyfus since 2003. Ms. Todd is a managing director and Director of Global Equity Research Strategies at Mellon and a portfolio manager on Mellon's U.S. Large Cap Growth Equity and Focused Large Cap Growth Equity strategies. She has been employed by Mellon or a predecessor company of Mellon since 2005, and by Dreyfus since 2001. Mr. Intoppa is a director and senior research analyst at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2006, and by Dreyfus since 2015. Ms. Todd and Messrs. Bailer and Intoppa manage the fund in their capacity as employees of Dreyfus.